UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________

Form 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 19, 2003

MTS SYSTEMS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-2382	41-0908057
(STATE OR OTHER	(COMMISSION FILE	(I.R.S. EMPLOYER
JURISDICTION OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 12.	Results of Operations and Financial Condition

On November 19, 2003, the registrant issued a press release regarding the registrant’s results of operations for the fourth quarter of fiscal 2003 and fiscal 2003 year-end. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MTS SYSTEMS CORPORATION (Registrant)
Date: November 19, 2003	By:/s/ Susan E. Knight
Susan E. Knight Vice President and Chief Financial Officer

MTS SYSTEMS CORPORATION
FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued on November 19, 2003 regarding the registrant's results of operations for the fourth quarter of fiscal 2003 and fiscal 2003 year-end.